UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

ENERJEX RESOURCES, INC.

(Exact Name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 305, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 451-5545

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

EnerJex Resources, Inc., a Nevada corporation (the "Company") has entered into a general partnership with Viking Energy Partners, LLC, a Texas limited liability company ("Viking"), and FL Oil Holdings, LLC, a Florida limited liability ("FL Oil") company, to own, develop, and exploit oil properties in the "Rantoul Project" located in Kansas. The Company, Viking and FL Oil formed Rantoul Partners, a Delaware general partnership ("Rantoul"), which shall be governed by the Rantoul Partners General Partnership Agreement (the "Partnership Agreement").

The Partnership Agreement has been amended to reflect:

(a)	The Company has complied with Section 3.2(e) of the Partnership Agreement to the satisfaction of the investor partners.

(b)	Under Section 3.2(b)(i) of the Partnership Agreement, FL Oil was obligated to contribute an additional $325,000 to the Partnership.

(c)	FL Oil (i) did not make its capital contribution that was due on March 1, 2012, and therefore is now an Opt-Out Partner under the Partnership Agreement, and is no longer entitled to make further capital contributions with respect to the Rantoul Project.

(d)	Viking has agreed to make, on April 1, 2012, the capital contributions that FL Oil was to have made on March 1, 2012 and August 1, 2012.

Viking has agreed to modify the timing for, and Viking’s commitment and options with respect to, its scheduled capital contributions pursuant to Sections 3.2(b)(ii) and 3.2(b)(iii) of the Partnership Agreement so, that:

(i)     Instead of having the option to make capital contributions of $1,000,000 on August 1, 2012 and $1,000,000 on March 1, 2013, Viking will commit to make capital contributions of $350,000 on April 1, 2012 and $1,000,000 on May 1, 2012, and

(ii)    Viking will have the option, but not the obligation, to make a capital contribution of $650,000 on December 1, 2012.

The Company has agreed to modify Section 3.3(b) of the Partnership Agreement, to reflect that Viking shall be entitled to elect to acquire a 25% direct working interest in AMI Leases.

The description herein of the First Amendment to General Partnership Agreement is qualified in its entirety, and the terms are incorporated herein, by reference to the Partnership Agreement, the form of which is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	First Amendment to General Partnership Agreement of Rantoul Partners dated March 30, 2012.
99.1	Press Release dated April 5, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

Date: April 5, 2012
	By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr., Chief Executive Officer

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